EXHIBIT 99.2 DTE Year End 2018 Earnings Conference Call February 7, 2019

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long- term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. 2

Participants • Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3

Strong operational and financial performance in 2018; positioned for continued growth in 2019 Operating EPS* +13% • Delivered strong financial results in 2018 ‒ Operating EPS exceeded original guidance for 10th consecutive year $6.30 ‒ Cash flow $500 million above plan ‒ Dividend increased 7% $5.78 • Achieved solid results around key customer and employee initiatives $5.59 • Positioned for another successful year in 2019 ‒ Acquiring Generation Pipeline ‒ Establishing service for voluntary renewables with two large industrial customers ‒ Providing reliable service despite record-breaking cold weather 2017 2018 2018 actual original actual guidance * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4

Employee and customer focus provided a solid framework for success Highly engaged employees • Ranked in Gallup’s top 3% worldwide for employee engagement • Earned Gallup Great Workplace Award for 6th consecutive year Employee safety • Placed in top 2% of National Safety Council’s safety culture survey • Achieved top decile OSHA rate and best in the industry for DART* rate Customer satisfaction** • Ranked first for business gas satisfaction • Ranked second for residential satisfaction at both utilities * Safety metric measuring Days Away, Restricted or Transferred 5 ** J.D. Power 2018 Electric and Gas Utility Midwest Customer Satisfaction Study. Visit jdpower.com

Focus on community and strong regulatory environment positions DTE to deliver growth Force for growth • Over 50% of employees involved in DTE volunteerism activities • Invested $1.7 billion in Michigan businesses • Ranked by Points of Light and J.D. Power* as one of the country’s top corporate citizens Strong political and regulatory environment • Received Certificate of Necessity and broke ground on new natural gas power plant • Continued supportive political and regulatory environment in Michigan with new government officials Growth and value creation • Placed NEXUS in service • Completed expansions on Link and Millennium • Originated two Renewable Natural Gas (RNG) projects and broke ground on Ford cogeneration project 6 * J.D. Power 2018 Electric and Gas Utility Midwest Customer Satisfaction Study. Visit jdpower.com

2018 operating earnings* variance (millions, except EPS) 2017 2018 Change Primary Drivers Warmer summer weather and rate implementation offset by higher O&M, rate base DTE Electric $ 617 $ 669 $ 52 growth and reinvestment in system reliability DTE Gas 149 159 10 Cooler winter weather offset by higher O&M Lower tax rate and favorability across all Gas Storage & Pipelines 160 233 73 platforms Power & Industrial Projects 124 163 39 Higher REF volumes and steel-related earnings Energy Trading 20 40 20 Stronger gas portfolio performance Corporate & Other (69) (122) (53) Lower tax rate, higher interest expense and one-time items in 2018 DTE Energy $ 1,001 $ 1,142 $ 141 Operating EPS $ 5.59 $ 6.30 $ 0.71 Avg. Shares Outstanding 180 181 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7

2019 operating EPS* guidance grows 6.4% from 2018 original guidance (millions, except EPS) Operating EPS 2019 Operating Earnings +6.4% Guidance DTE Electric $698 - $712 $6.30 $6.15 DTE Gas 171 - 179 $5.78 Gas Storage & Pipelines 208 - 218 Power & Industrial Projects 119 - 134 Energy Trading 15 - 25 Corporate & Other (112) - (102) DTE Energy $1,099 - $1,166 Operating EPS $5.97 - $6.33 2018 2018 2019 original actual guidance guidance * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8

Reliability investments at utilities support growth and continue to increase customer satisfaction DTE Electric • Delivering 50% clean energy by 2030 and reducing carbon emissions by more than 80% by 2050* • Doubling renewable portfolio • Building new natural gas power plant • Establishing service for voluntary renewables with two large industrial customers • Filing Integrated Resource Plan in March 2019 DTE Gas • Accelerating over $450 million of main renewal capital over the next five years • Reducing methane emissions by more than 80% by 2040** * CO2 percentage reductions from 2005 levels 9 ** Methane percentage reductions from 2011 levels

GSP is positioned for strong future growth Gas Storage & Pipelines • Pursuing growth in our core geography through additional expansions and strategic acquisitions • NEXUS is acquiring Generation Pipeline ‒ Purchase price between $150 - $200 million ‒ 355 MMcf/d fully contracted, 24-inch, 23 mile pipeline ‒ Located four miles north of NEXUS ‒ Supplier of natural gas to power and industrial customers in Northwest Ohio ‒ Interconnects with ANR and Panhandle Eastern pipelines ‒ Provides future opportunity for NEXUS direct access to Toledo industrial corridor 10

P&I is positioned for strong future growth Power & Industrial Projects RNG • Expanding renewable energy business at landfill and agricultural sites • Finalizing agreements on two more RNG projects ‒ Continuing advanced discussions on additional RNG opportunities in 2019 Cogeneration • Developing new cogeneration projects for customers to improve environmental footprint and lower energy costs • Continued development of existing projects ‒ Ford Motor project operational in 2019 • Expecting to develop multiple cogeneration projects over the next five years 11

Focus on culture and commitment to customers has delivered strong returns for shareholders Total Shareholder Return* (Annualized) 17% 15% 15% • Exceeding original guidance for 10th consecutive year with strong 2018 results • Driving utility growth through infrastructure 9% investments focused on adding clean generation and improving both reliability and the customer experience 4% • Achieving significant non-utility milestones including NEXUS in-service, acquiring Generation Pipeline and securing RNG projects • Targeting 5% - 7% operating EPS** growth 1-YR 2-YR 3-YR 5-YR 10-YR and dividends that drive premium total shareholder returns S&P 500 Utilities DTE * Source: Bloomberg as of 12/31/2018 ** Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12

CONTACTContact us US DTE Energy Investor Relations www.dteenergy.com/investors 313.235.8030 13

Appendix 14

Maintaining strong cash flow and balance sheet Funds from Operations* / Debt** Target Target • Issuing $1.0 - $1.5 billion of equity in 19% 18% 18% 2019 - 2021 ‒ Up to $250 million of equity in 2019 using internal mechanisms • Supporting capital investments with 2018 2019E - 2021E strong cash from operations • $1.4 billion of available liquidity at DTE Credit Ratings December 31, 2018 S&P Moody’s Fitch • Maintaining strong investment-grade credit rating DTE Energy (unsecured) BBB Baa1 BBB+ DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A Aa3 A * Funds from Operations is calculated using operating earnings 15 ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

DTE Electric variance analysis (millions) Operating Earnings* Variance Primary Drivers $37 ($40) $109 ($54) $669 • Warmer weather in 2018 $617 Variance to normal weather – 2017: ($6) – 2018: $103 2017 Weather Rate Case Rate Base Invest and 2018 Operating Impact Growth Other Operating Earnings O&M Earnings * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 16

Weather and DTE Electric weather normal sales Cooling degree days – DTE Electric service territory Heating degree days – DTE Gas service territory YTD 2017 YTD 2018 % change 4Q 2017 4Q 2018 % change Actuals 849 1,175 38% Actuals 2,273 2,310 2% Normal 803 803 0% Normal 2,190 2,182 0% Deviation from normal 6% 46% Deviation from normal 4% 6% YTD 2017 YTD 2018 % change Actuals 5,834 6,445 10% Normal 6,354 6,325 0% Deviation from normal (8%) 2% Earnings impact of weather – DTE Electric Earnings impact of weather – DTE Gas Variance from normal weather Variance from normal weather ($ millions, after-tax) 4Q YTD ($ millions, after-tax) 4Q YTD 2017 $5 ($6) 2017 $6 ($20) 2018 $6 $103 2018 $7 $9 ($ per share) 4Q YTD ($ per share) 4Q YTD 2017 $0.03 ($0.03) 2017 $0.03 ($0.11) 2018 $0.03 $0.56 2018 $0.04 $0.05 Weather normal sales – DTE Electric service area (GWh) YTD 2017 YTD 2018 % change Residential 14,982 14,955 0% Business & Other* 32,224 32,117 0% TOTAL SALES 47,206 47,072 0% 17 * Includes choice of 4,809 2017 and 4,674 2018

Cash flow and capital expenditures (billions) (millions) Cash Flow Capital Expenditures 2018 2019 2018 2019 Actual Guidance Actual Guidance Cash From Operations* $2.7 $2.4 DTE Electric Capital Expenditures (3.4) (3.9) Base Infrastructure $781 $820 Free Cash Flow ($0.7) ($1.5) New Generation 333 490 Distribution Infrastructure 865 890 $1,979 $2,200 Dividends (0.6) (0.7) Net Cash ($1.3) ($2.2) DTE Gas Base Infrastructure $256 $270 Debt Financing** NEXUS Related 23 - Issuances $1.4 $2.3 Main Renewal 181 240 Redemptions (0.1) (0.8) $460 $510 Change in Debt $1.3 $1.5 Non-Utility $933 $900-$1,200 Equity Financing Issuances*** - $0.7 Total $3,372 $3,610-$3,910 * Includes $0.25 billion and $0.25 billion of equity issued for employee benefit programs 2018 and 2019, respectively ** 2019 guidance excludes the remarketing of $0.675 billion of securities related to the Link acquisition *** 2019 guidance includes $0.675 billion issued in connection with the equity units related to the Link acquisition 18

2018 Energy Trading reconciliation of operating earnings* to economic net income • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic 2017 2018 net income as one of the performance measures for external communications with Operating Earnings $20 $40 analysts and investors Accounting Adjustments** 9 15 • Internally, DTE Energy uses economic net Economic Net Income $29 $55 income as one of the measures to review performance against financial targets and budget * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs 19

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense B) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance C) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance D) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Asset (gains) losses and impairments, net E) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility F) MPSC disallowance of power supply recovery costs related to customer settlement — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions — Interest Expense G) Remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense (Benefit) H) Impairment of assets at a reduced emission fuel facility due to a third party plant closure expected to occur in the second quarter of 2018 — recorded in Operating Expenses — Asset (gains) losses and impairments, net 20

Reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense B) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance C) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance D) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Asset (gains) losses and impairments, net E) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility F) MPSC disallowance of power supply recovery costs related to customer settlement — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions — Interest Expense G) Remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense (Benefit) H) Impairment of assets at a reduced emission fuel facility due to a third party plant closure expected to occur in the second quarter of 2018 — recorded in Operating Expenses — Asset (gains) losses and impairments, net 21

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 22